Exhibit 99.2

PORT AMERICA
718,000 SF INDUSTRIAL PARK - DALLAS, TX

SUPPLEMENTAL INFORMATION

THIRD QUARTER 2021

701 WESTERN AVENUE | GLENDALE, CA 91201 | 818.244.8080 | PSBUSINESSPARKS.COM

ANALYSIS OF OPERATING RESULTS AND FINANCIAL CONDITION FOR

THE THREE AND NINE MONTHS ENDED SEPTEMBER 30, 2021

Forward-Looking Statements

When used within this supplemental information package, the words “may,” “believes,” “anticipates,” “plans,” “expects,” “seeks,” “estimates,” “intends,” and similar expressions are intended to identify “forward-looking statements.” Such forward-looking statements involve known and unknown risks, uncertainties, and other factors, which may cause the actual results and performance of the Company to be materially different from those expressed or implied in the forward-looking statements. Such factors include the duration and severity of the COVID-19 pandemic and its impact on our business and our customers; the impact of competition from new and existing commercial facilities which could impact rents and occupancy levels at the Company’s facilities; the Company’s ability to evaluate, finance, and integrate acquired and developed properties into the Company’s existing operations; the Company’s ability to effectively compete in the markets that it does business in; the impact of the regulatory environment as well as national, state, and local laws and regulations including, without limitation, those governing REITs; security breaches, including ransomware, or a failure of the Company’s networks, systems or technology, which could adversely impact the Company’s operations or its business, customer and employee relationships or result in fraudulent payments; the impact of general economic and business conditions, including as a result of the economic fallout of the COVID-19 pandemic; rental rates and occupancy levels at the Company’s facilities; and changes in these conditions as a result of the COVID-19 pandemic, the availability of permanent capital at attractive rates, the outlook and actions of rating agencies and risks detailed from time to time in the Company’s SEC reports, including quarterly reports on Form 10-Q, reports on Form 8-K, and annual reports on Form 10-K.

	September 30, 2021	December 31, 2020
ASSETS

Cash and cash equivalents	$46,594	$69,083	(a)

Real estate facilities, at cost
Land	865,062	843,765
Buildings and improvements	2,207,095	2,080,895

	3,072,157	2,924,660
Accumulated depreciation	(1,157,947)	(1,101,739)

	1,914,210	1,822,921	(b)
Properties held for sale, net (1)	46,811	75,138
Land and building held for development, net	62,467	37,922

	2,023,488	1,935,981

Rent receivable	2,427	1,519	(c)
Deferred rent receivable	37,078	36,788
Other assets	18,891	14,334	(d)

Total assets	$2,128,478	$2,057,705

LIABILITIES AND EQUITY

Accrued and other liabilities	$99,208	$82,065	(e)

Total liabilities	99,208	82,065

Equity
PS Business Parks, Inc.’s stockholders’ equity:
Preferred stock	944,750	944,750
Common stock	275	274
Paid-in capital	741,032	738,022	(f)
Accumulated earnings	113,444	73,631	(g)

Total PS Business Parks, Inc.’s stockholders’ equity	1,799,501	1,756,677
Noncontrolling interests	229,769	218,963

Total equity	2,029,270	1,975,640

Total liabilities and equity	$2,128,478	$2,057,705

See following page for additional detail related to the tickmarks shown in the table above.

(1)

As of September 30, 2021, the Company had reclassified to properties held for sale (“AHFS”) a total of 1.2 million square feet, including a 53,000 square foot industrial building located in Beltsville, Maryland, a 371,000 square foot industrial-flex business park located in San Diego, California (subsequently sold in October 2021), and a 772,000 square foot industrial-flex business park located in Irving, Texas. As of December 31, 2020, properties held for sale includes the 1.2 million square feet described above, along with a single-tenant industrial-flex building totaling 22,000 square feet located in Irving, Texas which was sold in September 2021, a 244,000 square foot office business park located in Herndon, Virginia which was sold in July 2021, and a 198,000 square foot office oriented flex business park located in Chantilly, Virginia which was sold in June 2021.

(a)	Change in cash and cash equivalents
	Beginning cash balance at December 31, 2020			$69,083
	Net cash provided by operating activities			232,408
	Net cash used in investing activities			(103,588)
	Net cash used in financing activities			(151,309)

	Ending cash balance at September 30, 2021			$46,594

(b)	Change in real estate facilities, at cost
	Beginning balance at December 31, 2020			$1,822,921
	Acquisition of real estate			121,201
	Recurring capital improvements			8,350
	Tenant improvements, gross			11,314
	Capitalized lease commissions			5,438
	Nonrecurring capital improvements			1,019
	Depreciation and amortization of real estate facilities			(67,182)
	Transfer from land and building held for development, net			9,052
	Transfer to properties held for sale, net			2,097

	Ending balance at September 30, 2021			$1,914,210

				Increase
(c)	Change in rent receivable	September 30, 2021	December 31, 2020	(Decrease)

	Non-government customers	$1,558	$646	$912
	U.S. Government customers	869	873	(4)

		$2,427	$1,519	$908

				Increase
(d)	Change in other assets	September 30, 2021	December 31, 2020	(Decrease)

	Lease intangible assets, net	$9,142	$9,058	$84
	Prepaid property taxes and insurance	5,170	3,121	2,049
	Other	4,579	2,155	2,424

		$18,891	$14,334	$4,557

				Increase
(e)	Change in accrued and other liabilities	September 30, 2021	December 31, 2020	(Decrease)

	Customer security deposits	$41,289	$38,457	$2,832
	Accrued property taxes	23,061	12,513	10,548
	Customer prepaid rent	13,737	12,518	1,219
	Lease intangible liabilities, net	6,569	6,392	177
	Other	14,552	12,185	2,367

		$99,208	$82,065	$17,143

(f)	Change in paid-in capital
	Beginning paid-in capital at December 31, 2020			$738,022
	Issuance costs			(105)
	Exercise of stock options			906
	Stock compensation expense, net			5,889
	Cash paid for taxes in lieu of stock upon vesting of restricted stock units			(3,680)

	Ending paid-in capital at September 30, 2021			$741,032

(g)	Change in accumulated earnings
	Beginning accumulated earnings at December 31, 2020			$73,631
	Net income			162,665
	Distributions to preferred stockholders			(36,139)
	Distributions to common stockholders			(86,713)

	Ending accumulated earnings at September 30, 2021			$113,444

	For the Three Months Ended September 30,		For the Nine Months Ended September 30,
	2021	2020	2021	2020

Rental income	$110,448	$103,760	$327,859	$310,535	(a)

Expenses:
Cost of operations	33,091	32,096	98,158	93,490	(b)
Depreciation and amortization	23,857	23,064	69,356	72,646
General and administrative	5,148	5,047	14,329	11,374	(c)

Total operating expenses	62,096	60,207	181,843	177,510

Interest and other income	411	230	1,590	1,012	(d)
Interest and other expense	(224)	(536)	(703)	(900)	(e)
Gain on sale of real estate facilities	29,924	7,652	49,117	27,273

Net income	78,463	50,899	196,020	160,410
Allocation to noncontrolling interests	(13,850)	(8,124)	(33,355)	(26,011)

Net income allocable to PS Business Parks, Inc.	64,613	42,775	162,665	134,399
Allocation to preferred stockholders	(12,046)	(12,046)	(36,139)	(36,139)
Allocation to restricted stock unit holders	(350)	(149)	(828)	(543)

Net income allocable to common stockholders	$52,217	$30,580	$125,698	$97,717

Net income per share of common stock
Basic	$1.90	$1.11	$4.57	$3.56
Diluted	$1.89	$1.11	$4.55	$3.55

Weighted average common stock outstanding
Basic	27,543	27,483	27,523	27,470
Diluted	27,635	27,565	27,623	27,560

See following page for additional detail related to the tickmarks shown in the table above.

		For The Three Months Ended		Increase	For the Nine Months Ended		Increase
(a)	Rental income:	September 30, 2021	September 30, 2020	(Decrease)	September 30, 2021	September 30, 2020	(Decrease)
	Same Park (1) (2)	$99,161	$91,501	$7,660	$291,119	$271,315	$19,804
	Same Park non-cash rental income (1) (3)	131	1,430	(1,299)	682	4,526	(3,844)
	Non-Same Park (1) (2)	4,200	1,570	2,630	10,808	5,759	5,049
	Non-Same Park non-cash rental income (1) (3)	270	127	143	1,357	426	931
	Multifamily	2,308	2,201	107	6,883	7,249	(366)
	Rental income from assets sold or held for sale (4)	4,378	6,931	(2,553)	17,010	21,260	(4,250)

		$110,448	$103,760	$6,688	$327,859	$310,535	$17,324

(b)	Cost of operations:
	Same Park (1)	$28,470	$27,637	$833	$83,148	$79,745	$3,403
	Same Park non-cash expense (1) (5)	391	220	171	1,241	712	529
	Non-Same Park (1)	1,389	900	489	3,729	2,607	1,122
	Non-Same Park non-cash expense (1) (5)	16	6	10	42	18	24
	Multifamily	1,161	1,066	95	3,405	3,084	321
	Operating expenses from assets sold or held for sale (4)	1,664	2,267	(603)	6,593	7,324	(731)

		$33,091	$32,096	$995	$98,158	$93,490	$4,668

(c)	General and administrative expenses:
	Compensation expense	$1,782	$1,431	$351	$5,035	$4,608	$427
	Stock compensation expense	1,913	2,275	(362)	5,057	3,608	1,449
	Professional fees and other	1,453	1,341	112	4,237	3,158	1,079

		$5,148	$5,047	$101	$14,329	$11,374	$2,955

(d)	Interest and other income:
	Management fee income	$66	$65	$1	$199	$198	$1
	Interest income	3	20	(17)	11	365	(354)
	Other income	342	145	197	1,380	449	931

		$411	$230	$181	$1,590	$1,012	$578

(e)	Interest and other expense:
	Interest expense and credit facility fee (6)	$(89)	$(79)	$(10)	$(246)	$(237)	$(9)
	Amortization of credit facility origination costs	(117)	(58)	(59)	(232)	(173)	(59)
	Other expense	(18)	(399)	381	(225)	(490)	265

		$(224)	$(536)	$312	$(703)	$(900)	$197

(1)	Refer to page 24, Definitions and Non-GAAP Disclosures, for the definitions of Same Park and Non-Same Park.
(2)

Same Park rental income is presented net of (a) accounts receivable write-offs (recoveries) of $0.0 million and $0.3 million for the three months ended September 30, 2021 and 2020, respectively, and ($0.1) million and $1.3 million for the nine months ended September 30, 2021 and 2020, respectively, and (b) rent deferrals and abatements of $0.1 million and $2.0 million for the three months ended September 30, 2021 and 2020, respectively, and $0.6 million and $6.3 million for the nine months ended September 30, 2021 and 2020, respectively. Non-Same Park rental income is presented net of (a) accounts receivable write-offs (recoveries) of $0.0 million for the three and nine months ended September 30, 2021 and 2020 and (b) rent deferrals and abatements of $0.1 million and $0.0 million for the three months ended September 30, 2021 and 2020, respectively, and $0.1 million and $0.0 million for the nine months ended September 30, 2021 and 2020, respectively.

(3)

Non-cash rental income represents amortization of deferred rent receivable (net of write-offs), in-place intangibles, tenant improvement reimbursements, and lease incentive. Same Park non-cash rental income is presented net of deferred rent receivable write-offs of $0.1 million and $0.3 million for the three months ended September 30, 2021 and 2020, respectively, and $0.3 million and $2.5 million for the nine months ended September 30, 2021 and 2020, respectively. Non-Same Park non-cash rental income is presented net of deferred rent receivable write-offs of $0.0 million for the three and nine months ended September 30, 2021 and 2020.

(4)

As of September 30, 2021, the Company had reclassified AHFS of 1.2 million square feet, including a 53,000 square foot industrial building located in Beltsville, Maryland, a 371,000 square foot industrial-flex business park located in San Diego, California (subsequently sold in October 2021), and a 772,000 square foot industrial-flex business park located in Irving, Texas. As of December 31, 2020, properties held for sale includes the 1.2 million square feet described above along with a single-tenant industrial-flex building totaling 22,000 square feet located in Irving, Texas which was sold in September 2021, a 244,000 square foot office business park located in Herndon, Virginia which was sold in July 2021, and a 198,000 square foot office oriented flex business park located in Chantilly, Virginia which was sold in June 2021. Also included in the respective periods in 2020 are assets sold comprising 40,000 square feet sold in September 2020 and 113,000 square feet sold in January 2020.

(5)	Non-cash expense represents stock compensation expense attributable to employees whose compensation expense is recorded in costs of operations.
(6)	Interest expense was $0.0 million for the three and nine months ended September 30, 2021 and 2020.

PROPERTY INFORMATION

	For The Three Months Ended September 30,			For the Nine Months Ended September 30,
	2021	2020	% Change	2021	2020	% Change
Total Portfolio (1)
Total rentable square footage at period end	26,869,000	25,822,000	4.1%	26,869,000	25,822,000	4.1%
Weighted average occupancy	94.7%	91.5%	3.5%	93.9%	92.1%	2.0%
Period end occupancy	95.5%	91.7%	4.1%	95.5%	91.7%	4.1%
Cash rental income per occupied square foot (2) (3)
Industrial	$14.40	$13.47	6.9%	$14.17	$13.19	7.4%
Flex	$20.16	$19.11	5.5%	$20.10	$18.96	6.0%
Office	$25.41	$24.52	3.6%	$25.05	$24.58	1.9%
Total cash rental income per occupied square foot	$16.53	$15.76	4.9%	$16.35	$15.53	5.3%
Cash rental income per available foot (2) (3)
Industrial	$13.86	$12.31	12.6%	$13.51	$12.15	11.2%
Flex	$18.92	$17.70	6.9%	$18.68	$17.52	6.6%
Office	$21.93	$22.17	(1.1%)	$21.68	$22.48	(3.6%)
Total cash rental income per available foot	$15.67	$14.42	8.7%	$15.36	$14.31	7.3%

Same Park Portfolio (2)
Total rentable square footage at period end	25,053,000	25,053,000	—	25,053,000	25,053,000	—
Weighted average occupancy	94.8%	92.6%	2.4%	94.0%	92.6%	1.5%
Period end occupancy	95.5%	92.8%	2.9%	95.5%	92.8%	2.9%
Cash rental income per occupied square foot (2) (4)
Industrial	$14.50	$13.47	7.6%	$14.25	$13.21	7.9%
Flex	$20.14	$19.09	5.5%	$20.07	$18.93	6.0%
Office	$25.41	$24.52	3.6%	$25.05	$24.58	1.9%
Total cash rental income per occupied square foot	$16.70	$15.78	5.8%	$16.49	$15.59	5.8%
Cash rental income per available foot (2) (4)
Industrial	$13.99	$12.52	11.7%	$13.61	$12.27	10.9%
Flex	$18.90	$17.70	6.8%	$18.65	$17.50	6.6%
Office	$21.93	$22.17	(1.1%)	$21.68	$22.48	(3.6%)
Total cash rental income per available foot	$15.83	$14.61	8.4%	$15.49	$14.44	7.3%

Non-Same Park Portfolio (2)
Total rentable square footage at period end	1,816,000	769,000	136.2%	1,816,000	769,000	136.2%
Weighted average occupancy	93.6%	55.3%	69.3%	92.8%	74.9%	23.9%
Period end occupancy	95.0%	55.3%	71.8%	95.0%	55.3%	71.8%
Cash rental income per occupied square foot (2) (5)
Industrial	$12.96	$13.61	(4.8%)	$12.75	$12.29	3.7%
Flex	$21.30	$20.58	3.5%	$22.05	$21.03	4.9%
Office	$—	$—	—	$—	$—	—
Total cash rental income per occupied square foot	$13.45	$14.74	(8.8%)	$13.38	$13.35	0.2%
Cash rental income per available foot (2) (5)
Industrial	$12.14	$7.03	72.7%	$11.84	$9.02	31.3%
Flex	$19.95	$17.97	11.0%	$20.37	$18.63	9.3%
Office	$—	$—	—	$—	$—	—
Total cash rental income per available foot	$12.60	$8.16	54.4%	$12.42	$10.01	24.1%

Multifamily Portfolio
Number of units	395	395	—	395	395	—
Average rent per unit (6)	$2,044	$2,084	(1.9%)	$2,044	$2,084	(1.9%)
Weighted average occupancy	94.7%	91.1%	4.0%	94.5%	92.6%	2.1%
Period end occupancy	96.2%	94.4%	1.9%	96.2%	94.4%	1.9%

(1)

Excludes multifamily assets, AHFS comprising 1.2 million square feet, an asset sold in September 2021 comprising 22,000 square feet sold, an asset sold in July 2021 comprising 244,000 square feet, an asset sold in June 2021 comprising 198,000 square feet, and assets sold in 2020 comprising 153,000 square feet for the periods shown.

(2)	Refer to page 24, Definitions and Non-GAAP Disclosures, for the definitions of Cash Rental Income per Available Foot, Cash Rental Income per Occupied Square Foot, Same Park, and Non-Same Park.
(3)

Included in the calculation of Total Park Cash Rental Income per Occupied Square Feet and Cash Rental Income per Available foot is (a) lease buyout income of $0.7 million and $0.3 million for the three months ended September 30, 2021 and 2020, respectively, and $1.3 million and $0.8 million for the nine months ended September 30, 2021 and 2020, respectively, (b) accounts receivable write-offs (recoveries) of $0.0 million and $0.3 million for the three months ended September 30, 2021 and 2020, respectively, and $0.0 million and $1.3 million for the nine months ended September 30, 2021 and 2020, respectively, and (c) rent deferrals and abatements of $0.2 million and $2.0 million for the three months ended September 30, 2021 and 2020, respectively, and $0.7 million and $6.3 million for the nine months ended September 30, 2021 and 2020, respectively.

(4)

Included in the calculation of Same Park Cash Rental Income per Occupied Square Feet and Cash Rental Income per Available foot is (a) lease buyout income of $0.7 million and $0.3 million for the three months ended September 30, 2021 and 2020, respectively, and $1.3 million and $0.8 million for the nine months ended September 30, 2021 and 2020, respectively, (b) accounts receivable write-offs (recoveries) of $0.0 million and $0.3 million for the three months ended September 30, 2021 and 2020, respectively, and ($0.1) million and $1.3 million for the nine months ended September 30, 2021 and 2020, respectively, and (c) rent deferrals and abatements of $0.1 million and $2.0 million for the three months ended September 30, 2021 and 2020, respectively, and $0.6 million and $6.3 million for the nine months ended September 30, 2021 and 2020, respectively.

(5)

Included in the calculation of Non-Same Park Cash Rental Income per Occupied Square Feet and Cash Rental Income per Available foot is (a) lease buyout income of $0.0 million for both of the three and nine months ended September 30, 2021 and 2020, (b) accounts receivable write-offs (recoveries) of $0.0 million for both of the three and nine months ended September 30, 2021 and 2020, and (c) rent deferrals and abatements of $0.1 million and $0.0 million for the three months ended September 30, 2021 and 2020, respectively, and $0.1 million and $0.0 million for the nine months ended September 30, 2021 and 2020, respectively.

(6)

Average rent per unit is defined as the total potential monthly rental revenue (actual rent for occupied apartment units plus market rent for vacant apartment units) divided by the total number of rentable apartment units.

NET OPERATING INCOME

	For The Three Months Ended September 30,			For the Nine Months Ended September 30,
	2021	2020	% Change	2021	2020	% Change
Rental income
Same Park (1) (2) (3)	$99,292	$92,931	6.8%	$291,801	$275,841	5.8%
Non-Same Park (1)	4,470	1,697	163.4%	12,165	6,185	96.7%
Multifamily	2,308	2,201	4.9%	6,883	7,249	(5.0%)
Assets sold or held for sale	4,378	6,931	(36.8%)	17,010	21,260	(20.0%)

Total rental income	110,448	103,760	6.4%	327,859	310,535	5.6%

Adjusted cost of operations (1) (5)
Same Park (1) (6)	28,470	27,637	3.0%	83,148	79,745	4.3%
Non-Same Park (1)	1,389	900	54.3%	3,729	2,607	43.0%
Multifamily	1,161	1,066	8.9%	3,405	3,084	10.4%
Assets sold or held for sale	1,643	2,250	(27.0%)	6,511	7,271	(10.5%)

Total	32,663	31,853	2.5%	96,793	92,707	4.4%

Net operating income
Same Park (1)	70,822	65,294	8.5%	208,653	196,096	6.4%
Non-Same Park (1)	3,081	797	286.6%	8,436	3,578	135.8%
Multifamily	1,147	1,135	1.1%	3,478	4,165	(16.5%)
Assets sold or held for sale	2,735	4,681	(41.6%)	10,499	13,989	(24.9%)

Total net operating income	$77,785	$71,907	8.2%	$231,066	$217,828	6.1%

CASH NET OPERATING INCOME

	For The Three Months Ended September 30,			For the Nine Months Ended September 30,
	2021	2020	% Change	2021	2020	% Change
Cash rental income (1) (5)
Same Park (1) (2) (4)	$99,161	$91,501	8.4%	$291,119	$271,315	7.3%
Non-Same Park (1)	4,200	1,570	167.5%	10,808	5,759	87.7%
Multifamily	2,308	2,200	4.9%	6,883	7,245	(5.0%)
Assets sold or held for sale	4,326	6,959	(37.8%)	17,106	20,876	(18.1%)

Total cash rental income	109,995	102,230	7.6%	325,916	305,195	6.8%

Adjusted cost of operations (1) (5)
Same Park (1) (6)	28,470	27,637	3.0%	83,148	79,745	4.3%
Non-Same Park (1)	1,389	900	54.3%	3,729	2,607	43.0%
Multifamily	1,161	1,066	8.9%	3,405	3,084	10.4%
Assets sold or held for sale	1,643	2,250	(27.0%)	6,511	7,271	(10.5%)

Total adjusted cost of operations	32,663	31,853	2.5%	96,793	92,707	4.4%

Cash net operating income
Same Park (1)	70,691	63,864	10.7%	207,971	191,570	8.6%
Non-Same Park (1)	2,811	670	319.6%	7,079	3,152	124.6%
Multifamily	1,147	1,134	1.1%	3,478	4,161	(16.4%)
Assets sold or held for sale	2,683	4,709	(43.0%)	10,595	13,605	(22.1%)

Total cash net operating income	$77,332	$70,377	9.9%	$229,123	$212,488	7.8%

EARNINGS BEFORE INTEREST, TAXES, DEPRECIATION AND AMORTIZATION FOR REAL ESTATE (EBITDAre) (1)

	For The Three Months Ended September 30,			For the Nine Months Ended September 30,
	2021	2020	% Change	2021	2020	% Change
Net income	$78,463	$50,899	54.2%	$196,020	$160,410	22.2%
Net interest (income) expense	203	117	73.5%	467	45	937.8%
Depreciation and amortization	23,857	23,064	3.4%	69,356	72,646	(4.5%)
Gain on sale of real estate facilities and development rights	(29,924)	(7,652)	291.1%	(49,117)	(27,273)	80.1%

EBITDAre	$72,599	$66,428	9.3%	$216,726	$205,828	5.3%

(1)	Refer to page 24, Definition and Non-GAAP Disclosures, for the definitions of Same Park, Non-Same Park, Cash Rental Income, Adjusted Cost of Operations, and EBITDAre.
(2)

Same Park rental income and cash rental income include lease buyout income of $0.7 million and $0.3 million for the three months ended September 30, 2021 and 2020, respectively, and $1.3 million and $0.8 million for the nine months ended September 30, 2021 and 2020, respectively.

(3)

Same Park rental income is presented net of (a) accounts receivable write-offs (recoveries) of $0.0 million and $0.3 million for the three months ended September 30, 2021 and 2020, respectively, and ($0.1) million and $1.3 million for the nine months ended September 30, 2021 and 2020, respectively, and (b) deferred rent receivable write-offs of $0.1 million and $0.3 million for the three months ended September 30, 2021 and 2020, respectively, and $0.3 million and $2.5 million for the nine months ended September 30, 2021 and 2020, respectively.

(4)

Same Park cash rental income is presented net of (a) accounts receivable write-offs (recoveries) of $0.0 million and $0.3 million for the three months ended September 30, 2021 and 2020, respectively, and ($0.1) million and $1.3 million for the nine months ended September 30, 2021 and 2020, respectively, and (b) rent deferrals and abatements of $0.1 million and $2.0 million for the three months ended September 30, 2021 and 2020, respectively, and $0.6 million and $6.3 million for the nine months ended September 30, 2021 and 2020, respectively.

(5)	Refer to page 6 for a reconciliation of cash rental income to rental income and adjusted cost of operations to cost of operations as reported on our GAAP statements of income.
(6)	The table below details Same Park Adjusted Cost of Operations:

	For The Three Months Ended September 30,			For the Nine Months Ended September 30,
	2021	2020	% Change	2021	2020	% Change
Cost of operations
Property taxes	$10,749	$10,517	2.2%	$32,022	$31,357	2.1%
Utilities	4,934	4,477	10.2%	13,321	12,936	3.0%
Repairs and maintenance	5,957	5,868	1.5%	16,613	16,018	3.7%
Compensation	4,001	3,974	0.7%	11,946	11,688	2.2%
Snow removal	—	—	—	1,011	70	1,344.3%
Property insurance	1,290	1,243	3.8%	3,551	2,908	22.1%
Other expenses	1,539	1,558	(1.2%)	4,684	4,768	(1.8%)

Total cost of operations	$28,470	$27,637	3.0%	$83,148	$79,745	4.3%

	For the Three Months Ended
	September 30, 2021				September 30, 2020				Total
	Industrial	Flex	Office	Total	Industrial	Flex	Office	Total	% Change
Cash rental income (1)
Northern California	$24,159	$2,603	$2,699	$29,461	$21,170	$2,291	$3,071	$26,532	11.0%
Southern California	9,805	3,288	239	13,332	8,859	3,059	203	12,121	10.0%
Dallas	3,154	1,970	—	5,124	2,947	1,915	—	4,862	5.4%
Austin	2,352	6,431	—	8,783	2,077	6,190	—	8,267	6.2%
Northern Virginia	5,144	5,723	8,932	19,799	5,057	5,285	8,757	19,099	3.7%
South Florida	12,121	519	41	12,681	10,445	426	42	10,913	16.2%
Seattle	3,235	1,837	140	5,212	2,956	1,785	128	4,869	7.0%
Suburban Maryland	985	—	3,784	4,769	1,029	—	3,809	4,838	(1.4%)

Total	60,955	22,371	15,835	99,161	54,540	20,951	16,010	91,501	8.4%

Adjusted cost of operations (1)
Northern California	5,090	691	788	6,569	5,046	648	794	6,488	1.2%
Southern California	2,315	944	105	3,364	2,501	915	91	3,507	(4.1%)
Dallas	979	730	—	1,709	1,024	797	—	1,821	(6.2%)
Austin	894	2,588	—	3,482	787	2,333	—	3,120	11.6%
Northern Virginia	1,529	1,704	3,598	6,831	1,457	1,597	3,194	6,248	9.3%
South Florida	3,327	151	19	3,497	3,143	154	20	3,317	5.4%
Seattle	844	463	67	1,374	868	424	66	1,358	1.2%
Suburban Maryland	285	—	1,359	1,644	315	—	1,463	1,778	(7.5%)

Total	15,263	7,271	5,936	28,470	15,141	6,868	5,628	27,637	3.0%

Cash NOI (1)
Northern California	19,069	1,912	1,911	22,892	16,124	1,643	2,277	20,044	14.2%
Southern California	7,490	2,344	134	9,968	6,358	2,144	112	8,614	15.7%
Dallas	2,175	1,240	—	3,415	1,923	1,118	—	3,041	12.3%
Austin	1,458	3,843	—	5,301	1,290	3,857	—	5,147	3.0%
Northern Virginia	3,615	4,019	5,334	12,968	3,600	3,688	5,563	12,851	0.9%
South Florida	8,794	368	22	9,184	7,302	272	22	7,596	20.9%
Seattle	2,391	1,374	73	3,838	2,088	1,361	62	3,511	9.3%
Suburban Maryland	700	—	2,425	3,125	714	—	2,346	3,060	2.1%

Total	$45,692	$15,100	$9,899	$70,691	$39,399	$14,083	$10,382	$63,864	10.7%

(1)	Refer to page 24, Definitions and Non-GAAP Disclosures, for the definitions of Same Park, Cash Rental Income, Adjusted Cost of Operations, and Cash NOI.

	For the Nine Months Ended
	September 30, 2021				September 30, 2020				Total
	Industrial	Flex	Office	Total	Industrial	Flex	Office	Total	% Change
Cash rental income (1)
Northern California	$70,003	$7,437	$7,995	$85,435	$62,515	$6,967	$9,251	$78,733	8.5%
Southern California	29,015	10,050	639	39,704	25,573	9,052	591	35,216	12.7%
Dallas	9,374	5,967	—	15,341	8,809	5,692	—	14,501	5.8%
Austin	6,817	19,251	—	26,068	6,062	18,231	—	24,293	7.3%
Northern Virginia	15,194	16,719	26,465	58,378	14,878	15,707	26,422	57,007	2.4%
South Florida	34,872	1,491	124	36,487	30,832	1,373	99	32,304	12.9%
Seattle	9,473	5,329	411	15,213	8,776	5,136	475	14,387	5.7%
Suburban Maryland	3,170	—	11,323	14,493	3,011	—	11,863	14,874	(2.6%)

Total	177,918	66,244	46,957	291,119	160,456	62,158	48,701	271,315	7.3%

Adjusted cost of operations (1)
Northern California	14,830	2,045	2,284	19,159	14,382	1,986	2,338	18,706	2.4%
Southern California	7,009	2,631	261	9,901	6,898	2,588	246	9,732	1.7%
Dallas	3,186	2,433	—	5,619	3,013	2,535	—	5,548	1.3%
Austin	2,462	7,376	—	9,838	2,268	6,774	—	9,042	8.8%
Northern Virginia	4,622	5,090	10,136	19,848	4,387	4,565	9,690	18,642	6.5%
South Florida	9,356	442	58	9,856	8,806	412	51	9,269	6.3%
Seattle	2,457	1,283	197	3,937	2,412	1,225	169	3,806	3.4%
Suburban Maryland	934	—	4,056	4,990	894	—	4,106	5,000	(0.2%)

Total	44,856	21,300	16,992	83,148	43,060	20,085	16,600	79,745	4.3%

Cash NOI (1)
Northern California	55,173	5,392	5,711	66,276	48,133	4,981	6,913	60,027	10.4%
Southern California	22,006	7,419	378	29,803	18,675	6,464	345	25,484	16.9%
Dallas	6,188	3,534	—	9,722	5,796	3,157	—	8,953	8.6%
Austin	4,355	11,875	—	16,230	3,794	11,457	—	15,251	6.4%
Northern Virginia	10,572	11,629	16,329	38,530	10,491	11,142	16,732	38,365	0.4%
South Florida	25,516	1,049	66	26,631	22,026	961	48	23,035	15.6%
Seattle	7,016	4,046	214	11,276	6,364	3,911	306	10,581	6.6%
Suburban Maryland	2,236	—	7,267	9,503	2,117	—	7,757	9,874	(3.8%)

Total	$133,062	$44,944	$29,965	$207,971	$117,396	$42,073	$32,101	$191,570	8.6%

(1)	Refer to page 24, Definitions and Non-GAAP Disclosures, for the definitions of Same Park, Cash Rental Income, Adjusted Cost of Operations, and Cash NOI.

	For the Nine Months Ended September 30,

	2021	2020

Commercial Recurring Capital Expenditures (1)
Same Park
Capital improvements	$8,005	$5,415
Tenant improvements	9,860	9,229
Lease commissions	5,031	4,509

Total Same Park Recurring Capital Expenditures	22,896	19,153
Non-Same Park
Capital improvements	97	11
Tenant improvements	358	18
Lease commissions	187	185

Total Non-Same Park Recurring Capital Expenditures	642	214

Total Recurring Capital Expenditures	23,538	19,367
Assets sold or held for sale Recurring Capital Expenditures	1,498	3,310

Total commercial Recurring Capital Expenditures	25,036	22,677
Non-recurring Property Renovations (1)	1,019	512
Multifamily capital expenditures	7	—

Total capital expenditures	$26,062	$23,189

Same Park Recurring Capital Expenditures as a percentage of NOI	11.0%	9.8%

(1)	Refer to page 24, Definitions and Non-GAAP Disclosures, for the definitions of Recurring Capital Expenditures and Non-recurring Property Renovations.

	For the Three Months Ended		For the Nine Months Ended
	September 30,		September 30,
	2021	2020	2021	2020
Net income allocable to common stockholders	$52,217	$30,580	$125,698	$97,717
Adjustments
Gain on sale of real estate facilities	(29,924)	(7,652)	(49,117)	(27,273)
Depreciation and amortization	23,857	23,064	69,356	72,646
Net income allocable to noncontrolling interests	13,850	8,124	33,355	26,011
Net income allocable to restricted stock unit holders	350	149	828	543
FFO allocated to joint venture partner	(22)	(21)	(67)	(102)

FFO allocable to diluted common stock and units (1)	60,328	54,244	180,053	169,542
Maryland reincorporation costs	—	—	510	—
Non-capitalizable demolition costs	—	335	—	335
Acceleration of stock compensation expense due to President and Chief Executive Officer retirement	—	1,687	—	1,687

Core FFO allocable to diluted common stock and units (1)	60,328	56,266	180,563	171,564
Adjustments
Recurring capital improvements	(3,836)	(1,390)	(8,102)	(5,426)
Tenant improvements	(3,876)	(2,533)	(10,218)	(9,247)
Capitalized lease commissions	(1,996)	(1,783)	(5,218)	(4,694)
Total recurring capital expenditures for assets sold or held for sale	(471)	(1,146)	(1,498)	(3,310)
Total multifamily capital expenditures	—	—	(7)	—
Non-cash rental income (2)	(453)	(1,530)	(1,943)	(5,340)
Non-cash stock compensation expense (3)	2,341	831	6,422	2,704
Cash paid for taxes in lieu of stock upon vesting of restricted stock units	(478)	(442)	(3,680)	(4,102)

FAD allocable to diluted common stock and units (1)	51,559	48,273	156,319	142,149
Distributions to common stockholders	(28,923)	(28,860)	(86,713)	(86,533)
Distributions to noncontrolling interests - common units	(7,671)	(7,671)	(23,012)	(23,012)
Distributions to restricted stock unit holders	(179)	(140)	(545)	(469)
Distributions to noncontrolling interests - joint venture	(20)	(46)	(60)	(109)

Free cash available after fixed charges	14,766	11,556	45,989	32,026
Non-recurring property renovations (1)	(176)	(299)	(1,019)	(512)
Investment in multifamily development	(13,516)	(2,971)	(30,540)	(5,094)
Investment in industrial development	(165)	(2,971)	(1,381)	(5,843)

Retained cash (1)	$909	$5,315	$13,049	$20,577

Weighted average outstanding
Common stock	27,543	27,483	27,523	27,470
Operating partnership units	7,305	7,305	7,305	7,305
Restricted stock units	33	49	42	65
Common stock equivalents	92	82	100	90

Total diluted common stock and units	34,973	34,919	34,970	34,930

FFO per share	$1.72	$1.55	$5.15	$4.85
Core FFO per share	$1.72	$1.61	$5.16	$4.91
FAD distribution payout ratio (4)	71.4%	76.1%	70.6%	77.5%

(1)	Refer to page 24, Definitions and Non-GAAP Disclosures, for the definition of FFO, Core FFO, FAD, Non-Recurring Property Renovations and Retained Cash.
(2)	Non-cash rental income includes amortization of deferred rent receivable (net of write-offs), in-place lease intangible, tenant improvement reimbursements, and lease incentives.
(3)	Amounts shown are net of accelerated stock compensation expense related to the former President and Chief Executive Officer retirement, which is also excluded from the computation of Core FFO.
(4)

FAD distribution payout ratio is equal to total distributions to common stockholders, unit holders, restricted stock unit holders and our joint venture partner divided by FAD during the same reporting period.

	As of September 30, 2021			As of December 31, 2020
	Total	% of Total Market Capitalization	Wtd Avg Rate	Total	% of Total Market Capitalization	Wtd Avg Rate

Unsecured Debt:

Credit facility borrowing ($400.0 million at LIBOR + 0.70%) (1)	$-	-	-

Credit facility borrowing ($250.0 million at LIBOR + 0.825%) (1)				$-	-	-

Unrestricted cash	(46,594)			(69,083)

Net debt	$(46,594)	-	-	$(69,083)	-	-

Preferred Equity:

5.200% Series W preferred stock (7,590,000 depositary shares outstanding) callable 10/20/21	$189,750	3.0%		$189,750	3.5%

5.250% Series X preferred stock (9,200,000 depositary shares outstanding) callable 9/21/22	230,000	3.6%		230,000	4.2%

5.200% Series Y preferred stock (8,000,000 depositary shares outstanding) callable 12/7/22	200,000	3.1%		200,000	3.6%

4.875% Series Z preferred stock (13,000,000 depositary shares outstanding) callable 11/4/24	325,000	5.1%		325,000	5.9%

Total preferred equity	$944,750	14.8%	5.10%	$944,750	17.2%	5.10%

Total net debt and preferred equity	$898,156	14.1%	5.10%	$875,667	15.9%	5.10%

Common stock (27,546,153 and 27,488,547 shares outstanding as of September 30, 2021 and December 31, 2020, respectively) (2)	$4,317,584	67.9%		$3,652,403	66.4%

Common operating partnership units (7,305,355 units outstanding as of September 30, 2021 and December 31, 2020) (2)	1,145,041	18.0%		970,663	17.7%

Total common equity and operating partnership units (2)	$5,462,625	85.9%		$4,623,066	84.1%

Total implied market capitalization	$6,360,781	100.0%		$5,498,733	100.0%

	For the Nine Months Ended			For the year ended
	September 30, 2021			December 31, 2020

Interest expense and related expenses (3)	$478			$548

Preferred distributions	36,139			48,186

Total fixed charges and preferred distributions	$36,617			$48,734

Ratio of EBITDAre to fixed charges and preferred distributions	5.9x			5.7x

Ratio of FFO to total fixed charges and preferred distributions (4)	5.9x			5.7x

Ratio of net debt and preferred equity to EBITDAre (5)	3.1x			3.2x

(1)	In August 2021, the Company amended and restated its Credit Facility which increased the aggregate principal amount of the Credit Facility from $250.0 million to $400.0 million.
(2)

Total common equity is calculated as the total number of shares of common stock and operating partnership units outstanding multiplied by the Company’s closing stock price at the end of each respective period shown. Closing stock prices on September 30, 2021 and December 31, 2020 were $156.74 and $132.87, respectively.

(3)	Interest expense and related expenses includes facility fees associated with our unsecured credit facility.
(4)	Ratio of FFO to total fixed charges and preferred distributions is calculated by dividing FFO excluding fixed charges and preferred distributions by total fixed charges and preferred distributions.
(5)

Ratio of net debt and preferred equity to EBITDAre is calculated as total net debt and preferred equity divided by EBITDAre. Ratio of net debt and preferred equity to EBITDAre as of September 30, 2021 is calculated using annualized EBITDAre for the nine months ended September 30, 2021.

Industry Concentration as of September 30, 2021 (1) (2)

			Percentage of Total Rental Income
Business services			22.0%
Logistics			14.7%
Technology			10.0%
Retail, food, and automotive			8.6%
Construction and engineering			8.4%
Health services			6.7%
Government			5.9%
Electronics			3.0%
Home furnishings			2.5%
Insurance and financial services			2.1%
Aerospace/defense			1.8%
Communications			1.7%
Education			1.0%
Other			11.6%

Total			100.0%

Top 10 Customers by Total Annual Rental Income as of September 30, 2021 (2)

Customer	Square Footage	Annualized Rental Income (3)	Percentage of Total Annualized Rental Income

US Government	602,000	$10,760	2.6%
Amazon Inc.	543,000	6,748	1.6%
KZ Kitchen Cabinet & Stone	370,000	5,417	1.3%
Luminex Corporation	199,000	4,400	1.0%
ECS Federal, LLC	126,000	2,898	0.7%
Lockheed Martin Corporation	124,000	2,707	0.6%
Applied Materials, Inc.	173,000	2,692	0.6%
CentralColo, LLC	96,000	2,446	0.6%
Carbel, LLC	236,000	2,076	0.5%
Great Way Trading & Transportation, Inc.	176,000	2,041	0.5%

Total	2,645,000	$42,185	10.0%

(1)	Industry concentration is categorized based on customers’ Standard Industrial Classification code.
(2)	Excludes assets held for sale as of September 30, 2021.
(3)	For leases expiring within one year, annualized rental income includes only the income to be received under the existing lease from October 1, 2021 through the respective date of expiration.

Rentable Square Footage of Same Park Properties by Product Type as of September 30, 2021 (1)

Markets	Industrial	Flex	Office	Total	% of Total

Northern California	6,391	514	340	7,245	28.9%
Southern California	2,299	582	31	2,912	11.6%
Dallas	1,300	793	—	2,093	8.4%
Austin	755	1,208	—	1,963	7.8%
Northern Virginia	1,564	1,242	1,726	4,532	18.1%
South Florida	3,728	126	12	3,866	15.4%
Seattle	1,052	270	28	1,350	5.4%
Suburban Maryland	341	—	751	1,092	4.4%

Total	17,430	4,735	2,888	25,053	100.0%

Percentage by Product Type	69.6%	18.9%	11.5%	100.0%

Same Park Weighted Average Occupancy Rates by Product Type for the Three Months Ended September 30, 2021 (1)

Markets		Industrial	Flex	Office	Total

Northern California		95.9%	93.7%	77.5%	94.9%
Southern California		97.6%	95.4%	98.1%	97.2%
Dallas		92.8%	88.6%	—	91.2%
Austin		96.9%	92.6%	—	94.2%
Northern Virginia		95.7%	98.1%	86.4%	92.8%
South Florida		98.5%	87.8%	100.0%	98.2%
Seattle		95.6%	95.2%	69.6%	95.0%
Suburban Maryland		98.0%	—	89.6%	92.2%
Total		96.5%	93.9%	86.2%	94.8%

Same Park Weighted Average Occupancy Rates by Product Type for the Nine Months Ended September 30, 2021 (1)

Markets		Industrial	Flex	Office	Total

Northern California		95.1%	89.9%	79.4%	94.0%
Southern California		97.1%	94.5%	95.7%	96.6%
Dallas		89.9%	87.0%	—	88.8%
Austin		96.7%	93.6%	—	94.8%
Northern Virginia		94.5%	97.2%	86.6%	92.2%
South Florida		97.3%	84.2%	100.0%	96.9%
Seattle		94.5%	95.0%	67.9%	94.1%
Suburban Maryland		98.1%	—	89.3%	92.1%
Total		95.5%	93.0%	86.4%	94.0%

(1)	Excludes assets sold or held for sale as of September 30, 2021.

Rentable Square Footage of Properties by Product Type as of September 30, 2021 (1)

Markets	Industrial	Flex	Office	Total	% of Total

Northern California	6,391	593	340	7,324	27.3%
Southern California	2,989	582	31	3,602	13.4%
Dallas	2,101	793	—	2,894	10.8%
Austin	755	1,208	—	1,963	7.3%
Northern Virginia	1,810	1,242	1,726	4,778	17.8%
South Florida	3,728	126	12	3,866	14.4%
Seattle	1,052	270	28	1,350	5.0%
Suburban Maryland	341	—	751	1,092	4.0%

Total	19,167	4,814	2,888	26,869	100.0%

Percentage by Product Type	71.3%	17.9%	10.8%	100.0%

Weighted Average Occupancy Rates by Product Type for the Three Months Ended September 30, 2021 (1)

Markets		Industrial	Flex	Office	Total

Northern California		95.9%	93.6%	77.5%	94.8%
Southern California		98.0%	95.4%	98.1%	97.6%
Dallas		90.8%	88.6%	—	90.1%
Austin		96.9%	92.6%	—	94.2%
Northern Virginia		95.2%	98.1%	86.4%	92.8%
South Florida		98.5%	87.8%	100.0%	98.2%
Seattle		95.6%	95.2%	69.6%	95.0%
Suburban Maryland		98.0%	—	89.6%	92.2%
Total		96.3%	93.8%	86.2%	94.7%

Weighted Average Occupancy Rates by Product Type for the Nine Months Ended September 30, 2021 (1)

Markets		Industrial	Flex	Office	Total

Northern California		95.1%	90.2%	79.4%	93.9%
Southern California		97.4%	94.5%	95.7%	96.9%
Dallas		87.7%	87.0%	—	87.5%
Austin		96.7%	93.6%	—	94.8%
Northern Virginia		94.2%	97.2%	86.6%	92.2%
South Florida		97.3%	84.2%	100.0%	96.9%
Seattle		94.5%	95.0%	67.9%	94.1%
Suburban Maryland		98.1%	—	89.3%	92.1%
Total		95.3%	93.0%	86.4%	93.9%

(1)	Excludes assets sold or held for sale as of September 30, 2021.

(1)	Excludes assets sold or held for sale as of September 30, 2021.

Lease Expirations - Total Portfolio (1)

Year of Lease Expiration	Leased Square Footage	Annualized Rental Income (2)	% Total	% of Total Annualized Rental Income

2021	1,442	$25,689	5.7%	5.7%
2022	5,815	102,022	22.8%	22.8%
2023	5,808	96,421	21.5%	21.5%
2024	4,583	79,706	17.8%	17.8%
2025	3,123	53,568	12.0%	12.0%
Thereafter	4,997	90,397	20.2%	20.2%

Total	25,768	$447,803	100.0%	100.0%

Lease Expirations - Industrial (1)

Year of Lease Expiration	Leased Square Footage	Annualized Rental Income (2)	% of Industrial	% of Total Annualized Rental Income

2021	1,017	$14,758	5.2%	3.3%
2022	3,874	56,391	19.9%	12.6%
2023	4,244	61,719	21.8%	13.8%
2024	3,289	50,950	18.0%	11.4%
2025	2,265	33,602	11.9%	7.5%
Thereafter	3,999	65,507	23.2%	14.6%

Total	18,688	$282,927	100.0%	63.2%

Lease Expirations - Flex (1)

Year of Lease Expiration	Leased Square Footage	Annualized Rental Income (2)	% of Flex	% of Total Annualized Rental Income

2021	247	$5,672	5.9%	1.2%
2022	1,236	26,337	27.5%	5.9%
2023	972	19,231	20.1%	4.3%
2024	841	17,031	17.8%	3.8%
2025	629	13,991	14.6%	3.1%
Thereafter	617	13,493	14.1%	3.0%

Total	4,542	$95,755	100.0%	21.3%

Lease Expirations - Office

Year of Lease Expiration	Leased Square Footage	Annualized Rental Income (2)	% of Office	% of Total Annualized Rental Income

2021	178	$5,259	7.6%	1.2%
2022	705	19,294	27.9%	4.3%
2023	592	15,471	22.4%	3.4%
2024	453	11,725	17.0%	2.6%
2025	229	5,975	8.6%	1.4%
Thereafter	381	11,397	16.5%	2.6%

Total	2,538	$69,121	100.0%	15.5%

(1)	Excludes assets held for sale as of September 30, 2021.
(2)	Annualized rental income represents annualized outgoing rents inclusive of related estimated expense recoveries. Actual rental income amounts may vary depending upon re-leasing of expiring spaces.

Lease Expirations - Northern California

Year of Lease Expiration	Leased Square Footage	Annualized Rental Income (1)	% of No. CA	% of Total Annualized Rental Income

2021	237	$6,441	5.0%	1.4%
2022	1,128	21,342	16.4%	4.7%
2023	1,390	25,629	19.8%	5.7%
2024	1,186	21,149	16.3%	4.7%
2025	851	13,611	10.5%	3.0%
Thereafter	2,240	41,570	32.0%	9.3%

Total	7,032	$129,742	100.0%	28.8%

Lease Expirations - Southern California (2)

Year of Lease Expiration	Leased Square Footage	Annualized Rental Income (1)	% of So. CA	% of Total Annualized Rental Income

2021	176	$3,744	5.6%	0.8%
2022	943	17,793	26.4%	4.0%
2023	832	15,781	23.4%	3.5%
2024	628	12,902	19.2%	2.9%
2025	357	6,616	9.8%	1.5%
Thereafter	595	10,493	15.6%	2.3%

Total	3,531	$67,329	100.0%	15.0%

Lease Expirations - Dallas (2)

Year of Lease Expiration	Leased Square Footage	Annualized Rental Income (1)	% of Dallas	% of Total Annualized Rental Income

2021	191	$2,803	9.2%	0.6%
2022	729	7,648	25.1%	1.7%
2023	742	8,146	26.7%	1.8%
2024	425	5,110	16.8%	1.2%
2025	205	2,270	7.4%	0.5%
Thereafter	413	4,522	14.8%	1.0%

Total	2,705	$30,499	100.0%	6.8%

Lease Expirations - Austin

Year of Lease Expiration	Leased Square Footage	Annualized Rental Income (1)	% of Austin	% of Total Annualized Rental Income

2021	112	$1,757	4.9%	0.4%
2022	366	7,586	21.1%	1.7%
2023	286	5,367	14.9%	1.2%
2024	337	7,280	20.3%	1.6%
2025	408	8,698	24.2%	2.0%
Thereafter	330	5,249	14.6%	1.2%

Total	1,839	$35,937	100.0%	8.1%

(1)	Annualized rental income represents annualized outgoing rents inclusive of related estimated expense recoveries. Actual rental income amounts may vary depending upon re-leasing of expiring spaces.
(2)	Excludes assets held for sale as of September 30, 2021.

Lease Expirations - Northern Virginia

Year of Lease Expiration	Leased Square Footage	Annualized Rental Income (1)	% of No. VA	% of Total Annualized Rental Income

2021	321	$5,626	6.3%	1.3%
2022	1,209	25,880	28.7%	5.8%
2023	760	14,358	15.9%	3.2%
2024	699	13,466	15.0%	3.0%
2025	679	12,921	14.3%	2.9%
Thereafter	848	17,827	19.8%	4.0%

Total	4,516	$90,078	100.0%	20.2%

Lease Expirations - South Florida

Year of Lease Expiration	Leased Square Footage	Annualized Rental Income (1)	% of So. FL	% of Total Annualized Rental Income

2021	266	$2,468	4.9%	0.6%
2022	957	12,500	24.7%	2.8%
2023	1,062	13,948	27.6%	3.1%
2024	912	12,703	25.1%	2.8%
2025	341	4,426	8.7%	1.0%
Thereafter	275	4,536	9.0%	1.0%

Total	3,813	$50,581	100.0%	11.3%

Lease Expirations - Suburban Maryland (2)

Year of Lease Expiration	Leased Square Footage	Annualized Rental Income (1)	% of Sub. MD	% of Total Annualized Rental Income

2021	67	$1,375	6.4%	0.3%
2022	200	3,886	17.9%	0.9%
2023	288	6,245	28.8%	1.4%
2024	148	3,283	15.2%	0.7%
2025	126	2,383	11.0%	0.5%
Thereafter	179	4,480	20.7%	1.0%

Total	1,008	$21,652	100.0%	4.8%

Lease Expirations - Seattle

Year of Lease Expiration	Leased Square Footage	Annualized Rental Income (1)	% of Seattle	% of Total Annualized Rental Income

2021	72	$1,475	6.7%	0.3%
2022	283	5,387	24.5%	1.2%
2023	448	6,947	31.6%	1.6%
2024	248	3,813	17.4%	0.9%
2025	156	2,643	12.0%	0.6%
Thereafter	117	1,720	7.8%	0.4%

Total	1,324	$21,985	100.0%	5.0%

(1)	Annualized rental income represents annualized outgoing rents inclusive of related estimated expense recoveries. Actual rental income amounts may vary depending upon re-leasing of expiring spaces.
(2)	Excludes assets held for sale as of September 30, 2021.

	Total Portfolio Activity (1) (2)
Industrial (1)	Wtd. Avg. Occupancy	Leasing Volume	Customer Retention	Transaction Costs per Executed Foot	Transaction Costs as a % of Rents (3)	Cash Rental Rate Change (3)	Net Effective Rent Change (3)
Northern California	95.9%	374,000	73.4%	$3.47	5.5%	9.9%	25.3%
Southern California	98.0%	249,000	84.9%	3.55	8.9%	9.5%	20.6%
Dallas	90.8%	116,000	82.3%	4.64	17.0%	7.3%	26.0%
Austin	96.9%	64,000	63.9%	1.28	3.9%	9.6%	22.0%
Northern Virginia	95.2%	146,000	95.6%	5.48	9.7%	5.3%	19.4%
South Florida	98.5%	196,000	48.4%	1.66	4.2%	13.6%	28.3%
Seattle	95.6%	102,000	96.8%	5.64	13.6%	3.8%	6.7%
Suburban Maryland	98.0%	43,000	—	1.68	5.1%	-3.8%	3.4%

Industrial Totals by Market	96.3%	1,290,000	74.6%	$3.55	7.6%	9.0%	22.4%

Flex (1)
Northern California	93.6%	96,000	80.5%	$1.51	2.5%	7.0%	14.0%
Southern California	95.4%	41,000	73.8%	2.83	7.3%	-0.3%	4.4%
Dallas	88.6%	73,000	84.1%	3.16	11.6%	4.8%	16.9%
Austin	92.6%	60,000	20.0%	2.49	6.0%	-0.7%	3.4%
Northern Virginia	98.1%	179,000	95.4%	5.58	6.7%	0.7%	8.3%
South Florida	87.8%	26,000	87.6%	2.76	4.2%	9.2%	22.4%
Seattle	95.2%	30,000	45.8%	2.95	7.7%	8.2%	16.5%

Flex Totals by Market	93.8%	505,000	69.7%	$3.57	6.1%	2.6%	10.0%

Office
Northern California	77.5%	20,000	53.2%	$0.27	0.7%	-19.8%	-22.1%
Southern California	98.1%	—	—	—	—	—	—
Northern Virginia	86.4%	142,000	72.3%	15.23	11.8%	-8.0%	-1.9%
South Florida	100.0%	—	—	—	—	—	—
Seattle	69.6%	—	—	—	—	—	—
Suburban Maryland	89.6%	38,000	80.2%	5.08	9.0%	-3.1%	4.0%

Office Totals by Market	86.2%	200,000	71.7%	$11.82	11.1%	-9.2%	-3.8%

Company Totals by Type	94.7%	1,995,000	72.8%	$4.38	7.9%	5.0%	15.4%

(1)	Excludes assets held for sale as of September 30, 2021.
(2)	Average lease term for leases executed during the three months ended September 30, 2021 was 3.7 years.
(3)	Refer to page 24, Definitions and Non-GAAP Disclosures, for the definitions of Transaction Costs as a Percentage of Rents, Cash Rental Rate Change, and Average Net Effective Rent Growth.

	Total Portfolio Activity (1) (2)
Industrial (1)	Wtd. Avg. Occupancy	Leasing Volume	Customer Retention	Transaction Costs per Executed Foot	Transaction Costs as a % of Rents (3)	Cash Rental Rate Change (3)	Net Effective Rent Change (3)
Northern California	95.1%	1,156,000	76.5%	$2.66	4.7%	12.5%	28.3%
Southern California	97.4%	732,000	79.6%	2.39	6.5%	6.6%	13.9%
Dallas	87.7%	437,000	82.9%	3.70	16.8%	4.0%	12.0%
Austin	96.7%	208,000	81.0%	1.12	3.8%	8.6%	26.9%
Northern Virginia	94.2%	375,000	85.5%	4.73	9.6%	4.6%	11.0%
South Florida	97.3%	767,000	56.9%	1.56	4.1%	10.1%	23.9%
Seattle	94.5%	199,000	87.5%	3.90	10.8%	11.5%	20.8%
Suburban Maryland	98.1%	93,000	91.5%	2.19	5.4%	-2.0%	5.5%

Industrial Totals by Market	95.3%	3,967,000	75.3%	$2.68	6.4%	8.8%	20.6%

Flex (1)
Northern California	90.2%	190,000	70.2%	$1.41	3.1%	0.3%	4.1%
Southern California	94.5%	164,000	76.9%	2.35	4.4%	1.0%	10.0%
Dallas	87.0%	195,000	75.2%	3.21	12.1%	3.8%	14.6%
Austin	93.6%	122,000	28.4%	4.41	10.9%	-0.8%	3.2%
Northern Virginia	97.2%	436,000	91.5%	4.60	8.1%	-0.8%	3.6%
South Florida	84.2%	41,000	79.1%	1.87	3.5%	8.3%	21.1%
Seattle	95.0%	71,000	46.6%	2.65	6.6%	7.0%	14.5%

Flex Totals by Market	93.0%	1,219,000	70.2%	$3.36	7.1%	1.0%	7.0%

Office
Northern California	79.4%	56,000	62.3%	$0.78	1.7%	-13.3%	-13.2%
Southern California	95.7%	6,000	57.6%	2.68	6.5%	3.0%	10.1%
Northern Virginia	86.6%	324,000	64.7%	11.07	12.5%	-7.8%	-1.3%
South Florida	100.0%	—	—	—	—	—	—
Seattle	67.9%	8,000	—	11.79	24.8%	8.5%	19.7%
Suburban Maryland	89.3%	109,000	76.3%	2.65	5.3%	-4.6%	4.2%

Office Totals by Market	86.4%	503,000	66.4%	$8.01	10.8%	-7.7%	-1.9%

Company Totals by Type	93.9%	5,689,000	73.1%	$3.29	7.2%	4.9%	14.2%

(1)	Excludes assets held for sale as of September 30, 2021.
(2)	Average lease term for leases executed during the nine months ended September 30, 2021 was 3.4 years.
(3)	Refer to page 24, Definitions and Non-GAAP Disclosures, for the definitions of Transaction Costs as a Percentage of Rents, Cash Rental Rate Change, and Average Net Effective Rent Growth.

Provided within this supplemental information package are measures not defined in accordance with U.S. generally accepted accounting principles (“GAAP”). We believe our presentation of these non-GAAP measures assists investors and analysts in analyzing and comparing our operating and financial performance between reporting periods. These non-GAAP measures discussed below are not substitutes of other measures of financial performance presented in accordance with GAAP. In addition, other real estate investment trusts (“REITs”) may compute these measures differently, so comparisons among REITs may not be helpful.

Adjusted Cost of Operations – Adjusted cost of operations represents cost of operations, excluding non-cash stock compensation expense for employees whose compensation expense is recorded in cost of operations, which can vary significantly period to period based upon the performance of the Company. The GAAP measure most directly comparable to adjusted cost of operations is cost of operations.

Assets sold or held for sale – Assets sold or held for sale represents 113,000 square feet of assets sold in January 2020, 40,000 square feet of assets sold in September 2020, 198,000 square feet of assets sold in June 2021, 244,000 square feet of assets sold in July 2021, and 22,000 square feet of assets sold in September 2021, and includes 1.2 million square feet of assets held for sale as of September 30, 2021. The assets held for sale represent a 53,000 square foot industrial building located in Beltsville, Maryland, a 371,000 square foot industrial-flex business park located in San Diego, California (subsequently sold in October 2021), and a 772,000 square foot industrial-flex business park located in Irving, Texas.

Average Net Effective Rent Growth – Average net effective rent growth represents the weighted average percentage change in net effective rents for leases executed during a period compared against the prior leases for the same units. Net effective rent represents average rental payments for the term of a lease on a straight-line basis, excluding operating expense reimbursements.

Cash NOI – We utilize cash NOI to evaluate the cash flow performance of our business parks. Cash NOI represents NOI adjusted to exclude non-cash items included in rental income and in cost of operations. The non-cash rental income includes amortization of deferred rent receivable (net of write-offs), in-place lease intangible, tenant improvement reimbursements, and lease incentives. The non-cash expense is equal to stock compensation expense for employees whose compensation expense is recorded in cost of operations. We believe that cash NOI assists investors in analyzing cash flow performance of our business parks. The GAAP measure most directly comparable to cash NOI is net income.

Cash Rental Income – Cash rental income represents rental income, excluding non-cash rental income, specifically amortization of deferred rent receivable (net of write-offs), in-place lease intangible, tenant improvement reimbursements, and lease incentives.

Cash Rental Income per Available Square Foot – Cash rental income per available square foot is computed by dividing Cash Rental Income for the period by weighted average available square feet for the same period. Cash rental income per available square foot for the three and nine month periods is annualized.

Cash Rental Income per Occupied Square Foot – Cash rental income per occupied square foot is computed by dividing Cash Rental Income for the period by weighted average occupied square feet for the same period. Cash rental income per occupied square foot for the three and nine month periods is annualized.

Cash Rental Rate Change – Cash rental rate change percentages are computed by taking the percentage difference between outgoing rents (including estimated expense recoveries) and incoming rents (including estimated expense recoveries) for leases executed during the period. Leases executed on spaces vacant for more than the preceding twelve months have been excluded.

Core FFO and Core FFO per share – Core FFO represents FFO excluding the net impact of (i) income allocated to preferred stockholders to the extent redemption value exceeds the related carrying value and (ii) other nonrecurring income or expense items as appropriate. Core FFO per share represents Core FFO allocable to diluted common stock and units divided by total weighted average diluted common stock and units. We believe our presentation of Core FFO and Core FFO per share assists investors and analysts in analyzing and comparing our operating and financial performance between reporting periods. The GAAP measures most directly comparable to Core FFO and Core FFO per share are net income and earnings per share, respectively.

Earnings before Interest, Taxes, Depreciation and Amortization for Real Estate (“EBITDAre”) – EBITDAre is defined by the National Association of Real Estate Investment Trusts (“NAREIT”) and is often utilized to evaluate the performance of real estate companies. EBITDAre is calculated as GAAP net income before interest, depreciation and amortization and adjusted to exclude gains or losses from sales of depreciable real estate assets and impairment charges on real estate assets. We believe our presentation of EBITDAre assists investors and analysts in evaluating the operating performance of our business activities, including the impact of general and administrative expenses, and without the impact from gains or losses from sales of depreciable real estate assets. The GAAP measure most directly comparable EBITDAre is net income.

Free Cash Available after Fixed Charges – Free cash available after fixed charges represents FAD less dividends and distributions.

Funds Available for Distribution (“FAD”) – FAD is a non-GAAP measure that represents Core FFO adjusted to (a) deduct recurring capital improvements that maintains the condition of our real estate, tenant improvements and lease commissions and (b) remove certain non-cash rental income or expenses such as amortization of deferred rent receivable and non-cash stock compensation expense. We believe our presentation of FAD assists investors and analysts in analyzing and comparing our operating and financial performance between reporting periods. FAD is not a substitute for GAAP net cash flow in evaluating our liquidity or ability to pay dividends, because they exclude investing and financing activities presented on our statements of cash flows. The GAAP measure most directly comparable to FAD is operating cash flow from our statements of cash flows.

Funds from Operations (“FFO”) and FFO per share – FFO and FFO per share are non-GAAP measures defined by NAREIT and are considered helpful measures of REIT performance by REITs and many REIT analysts. FFO represents GAAP net income before real estate depreciation and amortization expense, gains or losses on sales of operating properties and land and impairment charges on real estate assets, which are excluded because it does not accurately reflect changes in the value of our business parks. FFO per share represents FFO allocable to diluted common stock and units divided by total weighted average diluted common stock and units. The GAAP measure most directly comparable to FFO and FFO per share are net income and earnings per share, respectively.

Net Operating Income (“NOI”) – We utilize NOI, a non-GAAP financial measure, to evaluate the operating performance of our business parks. We define NOI as rental income less adjusted cost of operations (described below). We believe NOI assists investors in analyzing the performance and value of our business parks by excluding (i) corporate overhead (i.e. general and administrative expenses) because it does not relate to the results of our business parks, (ii) depreciation and amortization expense because it does not accurately reflect changes in the fair value of our business parks and (iii) stock compensation expense because this expense item can vary significantly from period to period and thus impact comparability across periods. The GAAP measure most directly comparable to NOI is net income.

Non-Recurring Property Renovations – Non-recurring property renovations represents renovations that substantially enhance the value of a property, including capitalized costs associated with repositioning acquired assets.

Non-Same Park – Non-Same Park includes assets acquired on or subsequent to January 1, 2019.

Recurring Capital Expenditures – Recurring capital expenditures are capitalized costs necessary to continue to operate the property at its current economic value. Capital improvements in excess of $2,000 with a useful life greater than 24 months are capitalized. Lease transaction costs (i.e. tenant improvements and leasing commissions) of $1,000 or more for leases with terms greater than 12 months are capitalized. All leasing costs, including first generation tenant improvements and leasing commissions, are included in recurring capital expenditures.

Retained Cash – Retained cash represents free cash available after fixed charges less non-recurring property renovations and funds used for development and redevelopment.

Same Park – Same Park includes assets acquired prior to January 1, 2019.

Transaction Costs as a Percentage of Rents – Transaction costs as a percentage of rents are computed by taking the total transaction costs divided by the total rents (including estimated expense recoveries) over the term of the lease.